Exhibit 10.33

                           BORROWER SECURITY AGREEMENT


                  SECURITY AGREEMENT, dated as of October 2, 1996, made by SPRINT SPECTRUM L.P., a Delaware limited partnership (the "Borrower"), in favor of the Trustees under the Trust Agreement described below for the benefit of the Secured Parties that are the beneficiaries of the Trust Estate under the Trust Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Secured Parties have severally agreed to make loans and other extensions of credit to the Borrower; and

                  WHEREAS, it is a condition precedent to the obligation of the Secured Parties to make their respective loans and other extensions of credit to the Borrower that the Borrower shall have executed and delivered this Security Agreement to the Trustees;

                  NOW, THEREFORE, the Borrower hereby agrees with the Trustees for the benefit of the Secured Parties as follows:

                  I.  Defined Terms.

                  A. Definitions. 1. Unless otherwise defined herein, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Documents, Farm Products, General Intangibles (including but not limited to contract rights of the Borrower, whether or not under Contracts), Instruments and Proceeds. Other terms used but not defined herein shall have the meanings ascribed thereto in the Trust Agreement.

                  2. As used in this Agreement, the following terms shall have the following meanings:

                  "Agreement": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Collateral":  as defined in Section 2.

                  "Contracts":  the  rights  under,  and the  benefits  of,  the contracts  and  agreements  listed  in  Schedule  1, as the same may be amended, supplemented or otherwise modified from time to time, including, in each case, without limitation, (a) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Borrower to damages arising out of or for breach or default in respect thereof, (c) all rights of the Borrower to exercise all remedies thereunder, (d) all rights of the Borrower to receive and compel performance thereunder, (e) all rights of the Borrower to enter into any waiver or amendment thereof and (f) all other rights thereunder.

                  "Contractual Obligations": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Corporate Trustee": First Union National Bank, as Corporate Trustee under the Trust Agreement, and its successors pursuant to the Trust Agreement.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising execu-tive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Individual Trustee": Kenneth D. Benton, as Individual Trustee under the Trust Agreement, and his successors pursuant to the Trust Agreement.

                  "Lien": any mortgage, pledge, hypothecation, assignment, de-posit arrangement, encumbrance, lien (statutory or other), charge or other security interest of any kind or nature whatsoever.

                  "Notice of Enforcement":  as defined in the Trust Agreement.

                  "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 2, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in
         Schedule 2.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to the Borrower of any right to manufac-ture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 2.

                  "Permitted Lien": with respect to any Collateral, any Lien permitted to exist on such Collateral without violating any Secured In-strument.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Pledge Agreements": the collective reference to (a) the Pledge Agreement, dated as of October 2, 1996, made by the Borrower and MinorCo, L.P. in favor of the Trustees and (b) any other pledge agree-ment made from time to time by the Borrower and MinorCo, L.P. in favor of the Trustees.

                  "Receivable": any right to payment whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                  "Requirement  of  Law":  as to  any  Person,  the  partnership agreement, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination, judgment, writ, injunction, decree or order of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Secured Obligations":  as defined in the Trust Agreement.

                  "Secured Obligation Commitments": all commitments by Secured Parties to make loans or extend other credit to the Borrower that, when so made or extended, would constitute Secured Obligations.

                  "Secured Parties":  as defined in the Trust Agreement.

                  "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 3, and (b) all renewals thereof.

                  "Trademark License": any agreement, written or oral, provid-ing for the grant by or to the Borrower of any right to use any Trade-mark, including, without limitation, any thereof referred to in
         Schedule 3.

                  "Trust Agreement": the Trust Agreement, dated as of October 2, 1996, among the Borrower, the Corporate Trustee and the Individual Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Trust Estate":  as defined in the Trust Agreement.

                  "Trustees": the collective reference to the Corporate Trustee and the Individual Trustee.

                  "Voting Secured Obligations": as defined in the Trust Agree-ment.

                  B. Other Definitional Provisions. 1. The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Annex and Schedule references are to this Agreement unless otherwise specified.

                  2. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  II. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Borrower hereby grants to the Trustees for the benefit of the Secured Parties a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  1.  all Accounts;

                  2.  all Chattel Paper;

                  3.  all Contracts;

                  4.  all Documents;

                  5.  all General Intangibles;

                  6.  all Instruments;

                  7.  all Patents;

                  8.  all Patent Licenses;

                  9.  all Trademarks;

                  10.  all Trademark Licenses;

                  11.  all books and records pertaining to the Collateral; and

                  12. to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that the Collateral shall not include the Collateral under (and as defined in) the Pledge Agreements.

                  III. Representations and Warranties. The Borrower hereby represents and warrants that:

                  A. Power and Authority. The Borrower has the partnership power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary partnership action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

                  B. No Other Liens. Except for the security interest granted to the Trustees pursuant to this Agreement and Permitted Liens, the Collateral is free and clear of any Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Corporate Trustee pursuant to this Agreement or as have been filed or recorded in connection with Permitted Liens.

                  C. Enforceable Obligation;  Perfected, First Priority Security
Interests. This Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The security interests granted pursuant to this Agreement 1. upon completion of the filings and other actions specified on Schedule 4 will constitute perfected security interests in the Collateral as collateral security for the Secured Obligations and 2. are prior to all other Liens on the Collateral in existence on the date hereof except for any Permitted Liens that may be permitted to have priority pursuant to the Secured Instruments.

                  D. No Violation. The execution, delivery and performance of this Agreement will not violate, result in a default under, or give rise to any acceleration, prepayment, repurchase or redemption obligation of the Borrower or any of its Restricted Subsidiaries as a result of, any Requirement of Law or Contractual Obligation of the Borrower or of any of its Restricted Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except the security interests created hereby.

                  E. No Consents Required. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than any of the foregoing that have been obtained or made and are in full force and effect.

                  F. Chief Executive Office. The Borrower's chief executive office is located at either 4717 Grand Avenue, Kansas City, Missouri 64112 or 4900 Main Street, Kansas City, Missouri 64112.

                  G. Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  H. Accounts. No Receivable of the Borrower is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent, except to the extent that such Instruments or Chattel Paper would not be required by any Secured Instrument to constitute Collateral. The Borrower's records concerning the Accounts will be maintained in the state in which its chief executive office is located or in such other state in which the Borrower has filed any UCC financing statements required to perfect the Trustee's security interest in such Accounts.

                  IV. Covenants. The Borrower covenants and agrees that, from and after the date of this Agreement until the Secured Obligations shall have been paid and performed in full and the Secured Obligation Commitments are ter-minated:

                  A. Limitation on Dispositions and Liens; Further Documenta-tion. 1. The Borrower will not sell, transfer, lease or otherwise dispose of any of the Collateral, except as permitted by the Secured Instruments.

                   2. The Borrower will not create, incur or permit to exist any Lien or claim on or to the Collateral, other than the security interests created hereby and the Permitted Liens, will maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in subsection 3.3 and will defend such security interest against claims and demands of all Persons whomsoever.

                  3. At any time and from time to time, at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as may be necessary or as the Corporate Trustee may reasonably request (provided that the Corporate Trustee shall not be required to make any such request unless given direction to do so by a Holder Representative or the Required Secured Parties) for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

                  B. Delivery of Instruments. If any Collateral is or shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Corporate Trustee, duly indorsed in a manner satisfactory to the Corporate Trustee, to be held by it under the Trust Agreement as collateral for the Secured Obligations, except to the extent that such Instrument or Chattel Paper would not be required by any Secured Instrument to constitute Collateral.

                  C. Changes in Locations, Name, etc. The Borrower will not change the location of its chief executive office from that specified in subsection 3.6 or change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading, unless, in each such case, it shall have given the Corporate Trustee at least 30 days prior written notice thereof and caused to be filed such financing statement amendments, or new financing statements, as shall be required to continue the perfection and priority of the Trustees' security interest hereunder.

                  D. Notices. The Borrower will advise the Corporate Trustee promptly upon becoming aware thereof, in reasonable detail, at its address for notices provided for in the Trust Agreement, of any Lien (other than security interests created hereby or Permitted Liens) on any of the Collateral.

                  E. Indemnification. The Borrower agrees to pay, and to hold the Trustees and the Secured Parties harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by any Trustee under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Borrower will indemnify and hold the Trustees and the Secured Parties harmless from and against all expenses, loss or damage suffered by reason of any defense, setoff counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower.

                  F. Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby.

                  G. Right of Inspection. The Trustees shall at all times have full and free access during normal business hours and upon reasonable notice to all the books, correspondence and records of the Borrower relating to the Collateral, and the Trustees and their representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Borrower agrees to render to the Trustees, at the Borrower's cost and expenses, such clerical and other assistance as may be reasonably requested with regard thereto.

                  H. Payment of Taxes and Other Accounts. The Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral which have a reasonable likelihood of adverse determination, except that no such charge need be paid if (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any material portion of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Borrower's books in accordance with GAAP.

                  I. Liens on Collateral. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than Permitted Liens, and will defend the right, title and interest of the Trustees and the Secured Parties in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                  J. Further Identification of Collateral. The Borrower will furnish to the Trustees from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Corporate Trustee may reasonably request, all in reasonable detail.

                  K. Acknowledgements and Consents. The Borrower will deliver to the Trustees on the date hereof Acknowledgement and Consents, substantially in the form of Annex I, in respect of the Sprint Trademark Agreement, the Lucen Agreement and the Nortel Agreement (as such terms are defined in Schedule 1), duly executed by Sprint Communications Company, L.P., Lucent Technologies Inc. and Northern Telecom Inc., respectively.

                  V.  Provisions Relating to Receivables.

                  A. Borrower Remains Liable under Receivables. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. Neither the Trustees nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Trustees or any Secured Party of any payment relating to such Receivable pursuant hereto, nor shall the Trustees or any Secured Party be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  B. Representations and Warranties. No Receivable shall be evidenced by any Instrument which is not delivered to the Corporate Trustee in the manner required by subsection 4.2.

                  C. Covenants. Other than in the ordinary course of business, the Borrower will not (i) grant any extension of the time of payment of any Re-
ceivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receiv-able, or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value of any material amount of Receivables.

                  D. Notice of Enforcement. If a Notice of Enforcement is in effect, the Borrower shall, if so directed by the Corporate Trustee (who shall give such direction only if required to do so by the Required Secured Parties) or if an Automatic Acceleration Event (as defined below) has occurred:

                  1. instruct all account debtors and parties to Contracts to make all payments in respect of Receivables to the Enforcement Proceeds Sub-Account; and the Borrower shall have the right and privilege to and may and will, and the Trustees hereby authorize the Borrower to, enforce, compromise and collect amounts owing on the Receivables, for the benefit of the Trustees and the Secured Parties, at the expense of the Borrower, provided that such right and privilege shall automatically be suspended upon the occurrence of any event that by the terms of any Secured Instrument or Secured Instruments pursuant to which more than 50% of the aggregate amount of the Voting Secured Obligations are outstanding would result in any amounts in respect of any outstanding extensions of credit under such Secured Instrument becoming due and payable prior to their stated maturity automatically and without notice or other action by the Secured Party or Secured Parties under such Secured Instrument (an "Automatic Acceleration Event"); and

                  2. with respect to any Proceeds that are not deposited directly into the Enforcement Proceeds Sub-Account in accordance with paragraph (a) above, when collected by the Borrower, whether consisting of cash, checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever or other documents, received in payment of any Receivable or otherwise shall be immediately turned over by the Borrower to the Corporate Trustee, in precisely the form received, except for its endorsement when required, and until turned over shall be deemed to be held in trust by the Borrower for and as the Corporate Trustee's property, and shall be held separately from the Borrower's other funds. Such Proceeds shall continue to be collateral security for all of the Secured Obligations and shall be applied in accordance with the Trust Agreement.

                  VI.  Provisions Relating to Contracts.

                  A. Borrower Remains Liable under Contracts. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. Neither the Trustees nor any Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Trustees or any such Secured Party of any payment or performance relating to such Contract pursuant hereto, nor shall the Trustees or any Secured Party be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  B. Communication With Contracting Parties. The Corporate Trustee in its own name or in the name of others may at any time when a Notice of Enforcement is in effect communicate with parties to the Contracts and with account debtors to verify with them to the Corporate Trustee's satisfaction the existence, amount and terms of any Contracts or Receivables.

                  C. Covenants. 1. The Borrower will perform and comply in all material respects with all its obligations under all material Contracts.

                  2. Except to the extent that no Secured Instrument would be violated thereby, the Borrower will not amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

                  D. Notice of Enforcement. At any time that a Notice of Enforcement is in effect, the Corporate Trustee may at its option (but shall not be obligated to do so in the absence of a direction from the Required Secured Parties), without notice to or demand upon the Borrower (both of which are hereby waived for the purpose of this subsection), in addition to all other rights and remedies provided under the Trust Agreement, this Agreement and the other Security Documents, in its own name or the name of the Borrower, perform, demand, exercise any of the rights of the Borrower under, agree to waive, amend or modify any provision of, sue upon or otherwise enforce the Contracts to the same extent as if the Corporate Trustee were the party named in the Contract, and exercise all other rights of the Borrower under the Contracts in such manner as it may determine.

                  VII. Provisions Relating to Copyrights, Patents and Trade-marks.

                  A. Representations and Warranties. The Borrower represents and warrants that: 1. The Borrower does not own any material copyrights or copyright licenses in its own name as of the date hereof. Schedule 2 includes all Patents and Patent Licenses owned by the Borrower in its own name on the date hereof.

                  2. Schedule 3 includes all Trademarks and Trademark Licenses owned by the Borrower in its own name on the date hereof.

                  3. To the best of the Borrower's knowledge, each Patent and Trademark is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

                  4. Except as set forth in either Schedule 2 or Schedule 3, none of such Patents and Trademarks is on the date hereof the subject of any licensing or franchise agreement.

                  5.  No action or proceeding is pending on the date hereof
a. seeking to limit, cancel or question the validity of any material Patent or Trademark owned by or licensed to the Borrower, or b. which, if adversely deter-mined, would have a material adverse effect on the value of any material Patent or Trademark.

                  B. Covenants. 1. The Borrower (either itself or through li-censees) will (i) continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use,
(ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of regi-stration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Trustees shall obtain a per-fected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated.

                  2. The Borrower will not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

                  3. The Borrower will notify the Corporate Trustee promptly if it knows, or has reason to know, that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Borrower's ownership of any material Patent or material Trademark or its right to register the same or to keep and maintain the same.

                  4. Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any material Patent or material Trademark with the United States Patent and Trademark Office, the Borrower shall report such filing to the Corporate Trustee and the Secured Parties within thirty Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of any Holder Representative (transmitted through the Corporate Trustee), the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as such Holder Representative may reasonably request to evidence the Trustees' and the Secured Parties' security interest in any material Patent or material Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby constitutes each Trustee as its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full and the Secured Obligation Commitments are terminated.

                  5. The Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Patents and material Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  6. In the event that any Patent or  Trademark  included in the
Collateral is infringed, misappropriated or diluted by a third party, the Borrower shall promptly notify the Trustees after it learns thereof and shall, unless the Borrower shall reasonably determine that such Patent or Trademark is immaterial to the Borrower (which determination the Borrower shall promptly report to the Trustees), promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                  VIII.  Remedies.

                  A. Notice to Obligors and Contract Parties. Upon the request of the Corporate Trustee (given at the direction of the Required Secured Parties) at any time when a Notice of Enforcement is in effect, the Borrower shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Trustees hereunder and that payments in respect thereof shall be made directly to the Corporate Trustee.

                  B. Proceeds to be Turned Over To Corporate Trustee. If a Notice of Enforcement is in effect all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Secured Parties, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Corporate Trustee in the exact form received by the Borrower (duly indorsed by the Borrower to the Corporate Trustee, if required) and held by the Corporate Trustee under the Trust Agreement.

                  C. Code Remedies. If a Notice of Enforcement shall be in effect, the Trustees, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Trustees, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby expressly waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Trustees or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Trustees or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Corporate Trustee's request, to assemble the Collateral and make it available to the Trustees at places which the Trustees shall reasonably select, whether at the Borrower's premises or elsewhere. The Corporate Trustee shall apply the net proceeds of any action taken pursuant to this subsection in the manner specified in the Trust Agreement. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Trustees or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  IX. Corporate Trustee's Appointment as Attorney-in-Fact; Cor-porate Trustee's Performance of Borrower's Obligations.

                  A. Powers. The Borrower hereby irrevocably constitutes and appoints the Corporate Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Corporate Trustee's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instru-ments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Corporate Trustee the power and right, on behalf of and at the sole expense of the Borrower, without notice to or assent by the Borrower, to do any or all of the following:

                           1. at any time when a Notice of Enforcement is in effect, in the name of the Borrower or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Corporate Trustee for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

                           2. in the case of any Patent or Trademark, execute and deliver any and all agreements, instruments, documents, and papers as the Corporate Trustee may request to evidence the Corporate Trustee's and the Secured Parties' security interest in such Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby;

                           3. pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any in-surance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                           4. execute, in connection with the sale provided for in subsection 8.3, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                           5. at any time when a Notice of Enforcement is in effect (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Corporate Trustee or as the Corporate Trustee shall direct; (ii) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any
         Collateral; (iii) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (iv) defend any suit, action or proceeding brought against the Borrower with respect to any Collateral;
         (v) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Corporate Trustee may deem appropriate; (vi) use (and the Borrower hereby grants a license to the Corporate Trustee for such purpose) or assign, or grant licenses with respect to, any Patent or Trademark (along with the goodwill of the business to which any such Patent or Trademark pertains), and, to the extent permitted under applicable Contractual Obligations and Requirements of Law, any Patent License or Trademark License, throughout the world for such term or terms, on such conditions, and in such manner, as the Corporate Trustee shall in its sole discretion determine; (vii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; and (viii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Corporate Trustee were the absolute owner thereof for all purposes, and do, at the Corporate Trustee's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Corporate Trustee deems necessary to protect, preserve or realize upon the Collateral and the Corporate Trustee's and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

                  B. Performance by Corporate Trustee of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein, the Corporate Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement, and the expenses of the Corporate Trustee incurred in connection with such performance or compliance shall be payable by the Borrower to the Corporate Trustee on demand and shall constitute Secured Obligations secured hereby.

                  C. Ratification; Power Coupled With An Interest. The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  X. Duty of Corporate Trustee. The Corporate Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Corporate Trustee deals with similar property for its own account. Neither the Corporate Trustee, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Corporate Trustee and the Secured Parties hereunder are solely to protect the Corporate Trustee's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Corporate Trustee or any Secured Party to exercise any such powers. The Corporate Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  XI. Execution of Financing Statements. Pursuant to Section 9-402 and 9-403 of the Code, the Borrower authorizes the Corporate Trustee to file financing statements and continuation statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Corporate Trustee reasonably determines appropriate to perfect the security interests of the Corporate Trustee under this Agreement and to cause any financing statement relating to the Collateral to not lapse; provided that the Corporate Trustee shall not be required to take any such action unless directed to do so by a Holder Representative or the Required Secured Parties. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  XII. Authority of Corporate Trustee. The Borrower acknowledges that the rights and responsibilities of the Corporate Trustee under this Agreement with respect to any action taken by the Corporate Trustee or the exercise or non-exercise by the Corporate Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Corporate Trustee and the Secured Parties, be governed by the Trust Agreement and by such other agreements with respect thereto as may exist from time to time among the Secured Parties and the Corporate Trustee, but, as between the Corporate Trustee and the Borrower, the Corporate Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Borrower shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

                  XIII. Notices. All notices, requests and demands to or upon the Corporate Trustee or the Borrower to be effective shall be in writing (in-cluding by facsimile transmission) and shall be deemed to have been duly given or made (a) the case of delivery by hand, when delivered, (b) in the case of de-livery by mail, five days after being deposited in the mails by certified mail, return receipt requested, or (c) in the case of delivery by facsimile tran-mission, when received in legible form, in each case addressed as follows or to such other address as may be hereafter notified by the respective parties here-to:

                           (a) if to the Corporate Trustee, at its address or transmission number for notices specified in subsection 9.1 of the Trust Agreement; and

                           (b)  if  to  the   Borrower,   at  its   address   or
         transmission number for notices specified in subsection 9.1 of the Trust Agreement.

                  XIV. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without in-validating the remaining provisions hereof, and any such prohibition or unen-forceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  XV.  Amendments in Writing; No Waiver; Cumulative Remedies.

                  A. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Corporate Trustee in accordance with the Secured Instruments and Section 9.3 of the Trust Agreement, provided that any provision of this Agreement imposing obligations on the Borrower may be waived by the Corporate Trustee in accordance with the Secured Instruments and the terms of the Trust Agreement in a written instrument executed by the Corporate Trustee.

                  B. No Waiver by Course of Conduct. Neither the Corporate Trustee nor any Secured Party shall by any act (except by a written instrument pursuant to subsection 15.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced with respect to any Notice of Enforcement. No failure to exercise, nor any delay in exercising, on the part of the Corporate Trustee or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Corporate Trustee or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Corporate Trustee or such Secured Party would otherwise have on any future occasion.

                  C. Remedies Cumulative. The rights, powers and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights, powers or remedies provided by law.

                  XVI. No-Recourse. No claim may be made under this Agreement against any of the direct or indirect partners of the Borrower for the payment of any amounts payable by the Borrower hereunder; provided that this Section shall not in any way limit the Trustees' right to make any claim against any such direct or indirect partner under any contract that any of such party may have entered into with the Borrower to the extent that the rights under such contract constitute Collateral.

                  XVII. Submission to Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  1. submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  2. consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  3. agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth under its signature below or at such other address of which the Trustees shall have been notified pursuant hereto; and

                  4. agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  XVIII. Section Headings. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpreta-tion hereof.

                  XIX. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Trustees and the Secured Parties and their successors and assigns, provided that the Borrower shall not assign its rights or obligations under this Agreement except by operation of law to the extent not prohibited by the Secured Instruments.

                  XX. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  XXI. The Trustees. Notwithstanding anything herein to the contrary, the obligations of the Trustees hereunder are subject to the rights, privileges and protections of the Trust Agreement.

                  XXII. Termination. This Agreement will remain in full force and effect until the Secured Obligations are paid in full and all Secured Obli-gation Commitments are terminated.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                               SPRINT SPECTRUM L.P.,

                                               By:  Sprint Spectrum Holding
                                                      Company, L.P.,
                                                      its general partner


                                               By:  /s/ Robert E. Sleet, Jr.
                                               Title: Treasurer

                                                                      SCHEDULE 1
                                    CONTRACTS


1.   Amended and Restated Capital Contribution Agreement, dated as of October 2,
     1996,  among  Sprint   Corporation,   Tele-Communications,   Inc.,  Comcast
     Corporation, Cox Communications, Inc. and Spring Spectrum L.P.

2. Amended and Restated Sprint Trademark License Agreement, dated as of January 31, 1996, between Sprint Communications Company, L.P. and Sprint Spectrum L.P. (formerly MajorCo., L.P.) (the "Sprint Trademark Agreement").

3. Funding Agreement, dated as of October 2, 1996, between Sprint Spectrum L.P. and WirelessCo., L.P.

4. Funding Agreement, dated as of October 2, 1996, between Sprint Spectrum L.P. and Sprint Spectrum Equipment Company, L.P.

5. Funding Agreement, dated as of October 2, 1996, between Spring Spectrum L.P. and Sprint Spectrum Realty Company, L.P.

6. Procurement and Services Contract, dated as of January 31, 1996, between Sprint Spectrum L.P. (formerly MajorCo, L.P.) and Lucent Technologies Inc. (formerly AT&T Corp.) (the "Lucent Agreement").

7. Procurement and Services Contract, dated as of January 31, 1996, between Sprint Spectrum L.P. (formerly MajorCo, L.P.) and Northern Telecom Inc. (the "Nortel Agreement").

                                                                      SCHEDULE 2


                                     PATENTS

                                    - None -



                                PATENTS LICENSES

1. The Borrower has a licensed right to use patents under the Purchase and Supply Agreement, dated June 21, 1996, among the Borrower, QUALCOMM Personal Electronics, QUALCOMM Incorporated and Sony Electronics, Inc.

2. In addition, under the first sale doctrine, the Borrower has the purchaser rights to use patents on routine office equipment it acquires, such as personal computers and copy machines, but has not endeavored to list such patents on this Schedule 2.

                                                                      SCHEDULE 3


                        TRADEMARKS AND TRADEMARK LICENSES

                                    - None -


                               TRADEMARK LICENSES

Pursuant to the Amended and Restated Trademark License Agreement, dated January 31, 1996, as amended by the First Amendment, dated September 26, 1996 and as assigned by the Assignment and Acceptance Agreement, dated September 30, 1996, the Borrower is licensed to use the following trademarks:

Sprint

Sprint PCS

Sprint Personal Communication Services

                                                                      SCHEDULE 4


                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                         Uniform Commercial Code Filings


                    Office of Secretary of State of Missouri
               Recorder of Deeds Office, Jackson County, Missouri






                          Patent and Trademark Filings


                                    - None -





                                  Other Actions


                                    - None -

                                                                         ANNEX I
                      FORMS OF ACKNOWLEDGEMENT AND CONSENTS